VARIABLE ANNUITY ACCOUNT C

                    Aetna Life Insurance and Annuity Company
                       Supplement Dated November 1, 2000
            to Statement of Additional Information dated May 1, 2000,
                 as Amended by Supplement Dated August 21, 2000

     The information in this supplement updates and amends certain information contained in the Statement of Additional Information dated May 1, 2000, as amended by Supplement dated August 21, 2000. You should read this supplement along with the Statement of Additional Information.

1. The following information replaces the information in the section entitled PERFORMANCE DATA -- Average Annual Total Return Quotations -- Standardized and Non-Standardized" located on page 4 of the Statement of Additional Information:

     Average Annual Total Return Quotations -- Standardized and Non-Standardized The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1999 for the subaccounts under the contracts. Table A below reflects the figures for the subaccounts available under HR 10 contracts. The standardized returns for HR 10 contracts assume a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.25%, a $30 annual maintenance fee and an early withdrawal charge for ten years. Table B reflects the figures for the subaccounts available under Corporate 401 contracts. The standardized returns for Corporate 401 contracts assume a mortality and expense risk charge of 1.19%, a $30 annual maintenance fee and an early withdrawal charge for ten years. The non-standardized returns assume the same charges but do not include the early withdrawal charge.

     For the subaccount funded by the Portfolio Partners portfolio, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the Portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

     For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows average annual total return since the fund's inception date.

2. The following information replaces the information in Table A located on page 5 of the Statement of Additional Information:

                                    Table A
                                 HR10 CONTRACTS

                                                                                                         Date Contributions
                                                                                                        First Received Under
                                                                          STANDARDIZED                  the Separate Account
                                                              ----------------------------------------- ----------------------
                                                                                                Since
SUBACCOUNT                                                    1 Year     5 Year    10 Year     Inception*
----------                                                    -------    -------   --------   -----------
Aetna Balanced VP, Inc. (1)                                    6.29%     16.23%    11.56%
Aetna Bond VP(1)                                              (7.13%)     4.84%     6.09%
Aetna Growth and Income VP(1)                                  9.86%     20.66%    13.78%
Aetna Money Market VP(1)(2)                                   (1.69%)     3.04%     3.73%
PPI MFS Research Growth Portfolio                             16.06%                          16.59%         11/28/1997
American Century VP Capital Appreciation/PPI MFS Research     16.06%     10.56%                9.44%         08/31/1992
Growth(3)


                                                                                                                     Fund
                                                                                                                  Inception
                                                                           NON-STANDARDIZED                          Date
                                                              ----------------------------------------------- ----------------
                                                                                                       Since
SUBACCOUNT                                                    1 Year    3 Years  5 Years  10 Years  Inception**
----------                                                    ------    -------  -------  --------  --------- ----------------
Aetna Balanced VP, Inc. (1)                                   11.89%    15.84%    17.18%   11.56%
Aetna Bond VP(1)                                              (2.25%)    3.56%     5.70%    6.09%
Aetna Growth and Income VP(1)                                 15.65%    18.60%    21.65%   13.78%
Aetna Money Market VP(1)(2)                                    3.49%     3.74%     3.89%    3.73%
PPI MFS Research Growth Portfolio                             22.17%                                   19.49%     11/28/1997
American Century VP Capital Appreciation/ PPI MFS Research    22.17%    12.25%    11.47%    9.16%
Growth(3)

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in calculating the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

 * Reflects performance from the date contributions were first received in the fund under the separate account.

**   Reflects performance from the fund's inception date.

(1) These funds have been in operation and available through the separate account for more than ten years.

(2) The current yield for the subaccount for the seven-day period ended December 31, 1999 (on an annualized basis) was 4.27%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of the mortality and expense risk charge and the maintenance fee but does not reflect the deduction of the maximum 5% early withdrawal charge.

(3) The fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" and the "Fund Inception Date" refer to the applicable date for the replaced fund. If no date is shown, contributions were first received in the replaced fund under the separate account more than ten years ago in the standardized table or the replaced fund has been in operation for more than ten years in the non-standardized table.





X.SAI75980-00